Exhibit 99.1

MEDIA RELEASE

AmTrust Stockholders Approve Amended Merger Transaction

AmTrust Stockholders to Receive $14.75 Per Share in Cash

Transaction Expected to Close in Second Half of 2018

NEW YORK, June 21, 2018 - AmTrust Financial Services, Inc. (Nasdaq: AFSI) (“AmTrust” or the “Company”) announced today that based on a certified vote tally from the Special Meeting held today, AmTrust stockholders have approved the proposed amended merger transaction in which Evergreen Parent, L.P., an entity formed by private equity funds managed by Stone Point Capital LLC (“Stone Point”), together with Barry Zyskind, Chairman and CEO of AmTrust, George Karfunkel and Leah Karfunkel (collectively, the “Karfunkel-Zyskind Family”), will acquire the approximately 45% of the Company’s issued and outstanding common shares that the Karfunkel-Zyskind Family and certain of its affiliates and related parties do not presently own or control.

In connection with the transaction, AmTrust stockholders will receive $14.75 in cash for each share of AmTrust common stock they own. The transaction values the fully diluted equity of the Company at approximately $2.95 billion, excluding the Company’s outstanding preferred stock. The transaction is expected to close during the second half of 2018, subject to the satisfaction of customary closing conditions, including approval by regulatory authorities.

Barry Zyskind, Chairman and CEO of AmTrust, said, “We are pleased with the outcome of today’s vote. In addition to maximizing value for our public stockholders, this transaction provides AmTrust with a strong partner in Stone Point. Together, as a private company, we will continue to serve our clients, agents, partners and policyholders with a focus on initiatives that will help them achieve success.

“I would like to thank our approximately 8,000 global employees who, throughout this process, have remained focused on serving our policyholders with best-in-class dedication and service. As our company continues to innovate and drive toward operational excellence, our team members will be AmTrust’s most valuable engine in achieving our long-term objectives.”

Jim Carey, Senior Principal of Stone Point Capital, said, “Stone Point is excited to partner alongside the Karfunkel-Zyskind family and AmTrust's management team. We look forward to working closely with management to help them drive their current operational initiatives and ultimately capitalize on the longer-term opportunities for the business.”

Donald DeCarlo, Chairman of the Special Committee of the AmTrust Board of Directors, said, “The amended transaction follows significant engagement with our public stockholders, and is consistent with our commitment to maximize value for our public stockholders. I want to thank my fellow Committee members and the entire Board for their diligent and tireless efforts on behalf of AmTrust stockholders, and the stockholders themselves for the careful consideration they gave to this important matter.”

The final vote certified by the independent inspector of election showed that 156,673,970 shares, or 79.8% of the outstanding common stock, representing 92.6% of the shares voted, were cast in favor of the merger.

With respect to the Public Stockholders, 55,116,675 shares, or 67.4% of the total public stock outstanding, representing 81.5% of the public shares voted at the Special Meeting, were cast in favor of the merger.

The vote was certified by the independent Inspector of Elections, First Coast Results, Inc., and will be filed with the Securities and Exchange Commission on a Form 8-K.

About AmTrust Financial Services, Inc.
AmTrust Financial Services, Inc., a multinational insurance holding company headquartered in New York, offers specialty property and casualty insurance products, including workers’ compensation, commercial automobile, general liability and extended service and warranty coverage through its primary insurance subsidiaries rated “A” (Excellent) by A.M. Best. AmTrust is included in the Fortune 500 list of largest companies. For more information about AmTrust visit www.amtrustfinancial.com.

About Stone Point Capital
Stone Point Capital LLC (www.stonepoint.com) is a financial services-focused private equity firm based in Greenwich, CT. The firm has raised and managed seven private equity funds - the Trident Funds - with aggregate committed capital of approximately $19 billion. Stone Point targets investments in the global financial services industry, including investments in companies that provide outsourced services to financial institutions, banks and depository institutions, asset management firms, insurance and reinsurance companies, insurance distribution and other insurance-related businesses, specialty lending and other credit opportunities, mortgage services companies and employee benefits and healthcare companies.

Forward Looking Statements
This news release contains certain forward-looking statements that are intended to be covered by the safe harbors created by the Private Securities Litigation Reform Act of 1995. When we use words such as “anticipate,” “intend,” “plan,” “believe,” “estimate,” “expect,” or similar expressions, we do so to identify forward-looking statements. Examples of forward-looking statements include the plans and objectives of management for future operations, including those relating to future growth of our business activities and availability of funds, and estimates of the impact of material weaknesses in our internal control over financial reporting, and are based on current expectations that involve assumptions that are difficult or impossible to predict accurately and many of which are beyond our control. Actual results may differ materially from those expressed or implied in these statements as a result of significant risks and uncertainties, including, but not limited to, the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement, including as a result of any downgrade in the A.M. Best Financial Strength Rating of the Company’s insurance subsidiaries below “A”, which risk may be heightened due to the fact that such ratings are currently “under review with negative implications” and that the Company has previously disclosed material weaknesses in its internal controls over financial reporting, the failure to satisfy conditions to completion of the proposed merger, risks that the proposed transaction disrupts current plans and operations, the ability to recognize the benefits of the merger, the amount of the costs, fees, expenses and charges related to the merger, non-receipt of expected payments from insureds or reinsurers, changes in interest rates, changes in tax laws, the effect of the performance of financial markets on our investment portfolio, the amounts, timing and prices of any share repurchases made by us under our share repurchase program, development of claims and the effect on loss reserves, accuracy in projecting loss reserves, the cost and availability of reinsurance coverage, the effects of emerging claim and coverage issues, changes in the demand for our products, our degree of success in integrating acquired businesses, the effect of general economic conditions, state and federal legislation, regulations and regulatory investigations into industry practices, our ability to timely and effectively remediate the material weakness in our internal control over financial reporting and implement effective internal control over financial reporting and disclosure controls and procedures in the future, access to public markets to raise debt or equity capital, risks associated with conducting business outside the United States, the impact of Brexit, developments relating to existing agreements, disruptions to our business relationships with Maiden Holdings, Ltd. or National General Holdings Corp., breaches in data security or other disruptions with our technology, any inability to keep pace with technological advances, heightened competition, changes in pricing environments, changes in asset valuations and the results of legal proceedings, including litigation relating to the proposed merger. Additional information about these risks and uncertainties, as well as others that may cause actual results to differ materially from those projected, is contained in our filings with the SEC, including our Annual Report on Form 10-K and our quarterly reports on Form 10-Q. The projections and statements in this news release speak only as of the date of this news release and we undertake no obligation to update or revise any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by law.

AmTrust Financial Services
Chaya Cooperberg
Chief Communications Officer & SVP Corporate Affairs
chaya.cooperberg@amtrustgroup.com
(646) 458-3332

Hunter Hoffmann
Global Director of Public Relations
Hunter.Hoffmann@amtrustgroup.com
646.458.3362